SECOND AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT

     THIS SECOND AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT (this "Amendment") is made and entered into as of the 23rd day of July, 1996, by and among FORESTWOOD PARTNERS LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller"), BH TFL, INC. ("Purchaser") and TICOR TITLE SERVICES ("Escrow Agent")

                                  WITNESSETH:

     WHEREAS, Seller and Purchaser are parties to that certain Agreement of Sale entered into as of June 28, 1996 (the "Original Agreement"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller, the "Property" (as defined in the Original Agreement);

     WHEREAS, pursuant to the Original Agreement Seller, Purchaser and Escrow Agent entered into that certain Escrow Agreement, dated June 28, 1996 (the "Escrow Agreement");

     WHEREAS, the Original Agreement and the Escrow Agreement were amended by that certain Amendment to Agreement of Sale and Escrow Agreement dated as of July 2, 1996 among Seller, Purchaser and Escrow Agent (the "First Amendment"); and

     WHEREAS, Seller and Purchaser now desire to further amend the Original Agreement and the Escrow Agreement pursuant to the terms and provisions set forth herein.

     NOW, THEREFORE, for and in consideration of the premises and mutual agreements contained herein, in payment of Ten and NO/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Purchaser and Escrow Agent agree that the Original Agreement, the Escrow Agreement, and the First Amendment are hereby amended as follows:

1. All capitalized terms used in this Amendment, to the extent not otherwise expressly defined herein, shall have the same meaning ascribed to such terms in the Original Agreement

2. Notwithstanding anything to the contrary contained in Paragraph 3(b) of the Original Agreement, Purchaser shall have until August 1, 1996 to deliver the Title Notice to Seller.

3. The reference to July 23, 1996 in Paragraph 7a(i) of the Original Agreement and Paragraph 2 of the Escrow Agreement, both as amended by the First Amendment, are hereby deleted and "August 9, 1996" is hereby substituted in their place.

4. The reference to August 15, 1996 in Paragraph 8 of the Original Agreement and Paragraph 3 of the Escrow Agreement are hereby deleted and "September 19, 1996" is hereby substituted in their place.
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5.  Notwithstanding anything to the contrary contained in the Original
Agreement, the Escrow Agreement or the First Amendment, the Deposit shall be delivered by Purchaser to Escrow Agent on or before August 9, 1996 in the event Purchaser does not elect to terminate the Original Agreement pursuant to Paragraph 7a of the Original Agreement and Paragraph 2 of the Escrow Agreement, both as amended by the First Amendment.

6. Except as amended herein, the terms and conditions of the Original Agreement and the Escrow Agreement, both as amended by the First Amendment, shall continue in full force and effect and are hereby ratified in their entirety.

7. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

            [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          Executed as of the date first written above.

                    SELLER:

                    FORESTWOOD PARTNERS LIMITED PARTNERSHIP
                    an Illinois limited partnership


                    By:  Forestwood Partners, Inc., an Illinois corporation

                         By:   /s/Phillip Schechter
                              --------------------------------------
                         Name: Phillip Schechter
                              --------------------------------------
                         Its:  Authorized Agent
                              --------------------------------------

                    PURCHASER:

                    BH TFL, INC.


                    By:  /s/Harry Bookey
                         ----------------------------------
                         Harry Bookey
                         President

                    ESCROW AGENT:

                    TICOR TITLE SERVICES


                    By:  ______________________________________________

                    Its: ______________________________________________
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